UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant  ☒                             Filed by a Party other than the Registrant

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☐	Preliminary Proxy Statement

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☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

TAX-FREE FIXED INCOME FUND V FOR PUERTO RICO RESIDENTS, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

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☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

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Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 29, 2021

To the Shareholders of the Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of the Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund V, Inc. and hereinafter referred to as the “Fund”), will be held virtually on July 29, 2021, at 2:00 PM, for the following purposes:

1.	To elect four (4) directors of the Fund (PROPOSAL 1);

2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP, as the Independent Auditors of the Fund for the fiscal year ending March 31, 2022 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund and its management are sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the Meeting by means of remote communication can do so. If you were a record holder of Fund shares as of the record date, June 9, 2021, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Eastern Time on July 23, 2021 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Broadridge will then e-mail you the meeting login information and instructions for attending and voting at the Meeting.

Only shareholders of record at the close of business on June 9, 2021, will be entitled to receive this notice and will be able to vote at the Annual Meeting in accordance with the number of shares of record held in the name of each shareholder on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 16th day of June, 2021.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial of Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY

The undersigned hereby appoints Mr. William Rivera and Mr. Javier Rodriguez as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of Common Stock of the Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund V, Inc. and hereinafter referred to as the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually on July 29, 2021 at 2:00 PM or at any adjournment thereof, with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the meeting.

1.

To elect the following nominees as members of the Fund’s Board of Directors, whether by cumulative voting or otherwise, each such nominee to serve until the end of their term as provided below or until their successors are elected and qualified.

Name	Expiration of Term	Class
Luis Pellot	2024	Class III
Carlos Nido	2024	Class III
José J. Villamil	2023	Class II
Vicente León	2022	Class I

2.	To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the fiscal year ending March 31, 2022.

3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

1. To elect the nominee listed above as member of the Fund’s Board of Directors (Check one box).

~ WITH AUTHORITY to vote for the nominee listed above (except as marked below):

~ WITHOUT AUTHORITY as to the following nominees:

With respect to the election of nominees, you may vote “With Authority” or “Without Authority” to vote for each of the nominees for the Board. If you vote “Without Authority” to vote with respect to one or more nominees, your vote will have no effect on the election of any such nominee. Broker non-votes will have no effect on the election of the nominees.

2. To ratify the selection of Ernst & Young LLP, as independent auditors of the Fund for the fiscal year ending March 31, 2022 (Check one box).

~    FOR                 ~    AGAINST                 ~    ABSTAIN

With respect to the ratification of the of the independent auditors, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, IT IS INTENDED THAT SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND FOR THE OTHER PROPOSALS SPECIFIED HEREIN.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on July 29, 2021, and the accompanying Proxy Statement.

WITNESS the signature of the undersigned this      day of
        , 2021.

(Name of Shareholder)

(Signature)

(Title, if applicable)

Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JULY 29, 2021, AT 2:00 PM

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund V, Inc. and hereinafter referred to as the “Fund”), for use at the Annual Meeting of Shareholders to be held virtually on July 29, 2021, or at any adjournment or postponement thereof (the “Meeting”).

In addition to the solicitation of proxies by mail, officers and representatives of the Fund as well as officers and other employees of UBS Trust Company of Puerto Rico (“UBS Trust PR”), in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has retained Broadridge to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The total cost of proxy solicitation services, including legal and printing fees, is estimated at $6,054.00, plus out-of-pocket expenses. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of shares of the Fund’s common stock (the “Shares”). The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended March 31, 2021 is also being mailed to all holders of the Shares (the “Shareholders”). This Proxy Statement is being mailed to Shareholders on or about June 18, 2021.

If the enclosed proxy is executed and returned in time to be voted at the Meeting, Shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the proxy will be voted FOR the election of the nominees as Directors and FOR the ratification of Ernst & Young LLP (“E&Y”) as Independent Auditors. Any Shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the Fund that is received prior to the date of the Meeting at the above address.

The presence at the Meeting, in person or by proxy, of the holders of more than one-half of the outstanding Shares will constitute a quorum. In the event a quorum is present at the Meeting but sufficient votes to approve any of the proposed items are not received, the persons named as proxies may propose one or more adjournments of such Meeting to permit further solicitation of proxies. A Shareholder vote may be taken on one or more of the proposals in this Proxy Statement prior to such adjournment if sufficient votes have been received and it is otherwise appropriate. Any adjournment will require the affirmative vote of a majority of Shares present, in person or by proxy, at the Meeting. In such regard and if a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote FOR any such proposal in favor of such an adjournment and will vote those proxies required to be voted AGAINST any such proposal against any such adjournment.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on June 9, 2021 has been fixed as the record date (the “Record Date”) for the determination of Shareholders entitled to notice of and to vote at the Meeting and all adjournments thereof.

Each Shareholder is entitled to one vote for each full Share held and a corresponding fraction of a vote for each fractional Share held. On the Record Date, there were 20,577,458 Shares outstanding.

To the knowledge of the Fund’s management, no person owns of record or beneficially 5% or more of the shares of the Fund except that:

As of the Record Date, 12,680,275 Shares were held of record by UBS Financial Services, Inc., as custodian for UBS Financial Services Incorporated of Puerto Rico (“UBS Financial Services Puerto Rico”), representing 100% non-discretionary accounts, of which none represents account holdings of 5% or more of the Shares of the Fund.

PROPOSAL 1: TO ELECT FOUR (4) DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), to hold office until the end of their terms as provided below or until their successors are duly elected and qualified. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in this proxy to vote such proxy FOR the election of the Director Nominees appearing below. Each Director Nominee has indicated that he will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Messrs. Pellot and Nido have served as members of the Board of Directors during the fiscal year ended March 31, 2021. Messrs. Leon and Villamil have been newly appointed by the other members of the Board of Directors, in accordance with the Fund’s By-Laws. Currently, none of the Directors are “interested persons” as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Directors”).

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary and include biographical information and set forth the qualifications of the proposed nominee.

Fund management intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Luis Pellot	2024	Class III
Carlos Nido	2024	Class III
José J. Villamil	2023	Class II
Vicente León	2022	Class I

Certain biographical and other information related to the Independent Director Nominees is set forth below, including their ages, their principal occupations for the last five (5) years, the length of time served, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Director Nominees

Carlos Nido (56)	Director	Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2015; President and Executive Producer of Piñolywood Studios LLC; Member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events; Former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.	26 funds consisting of 37 portfolios	None

Luis M. Pellot (72)	Director	Director since 2007	President of Pellot, Tax Attorneys & Counselors at Law, PSC, since 1989; Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002; Member of PR Bar Association, PR Manufacturers Association, PR Chamber of Commerce, PR General Contractors Association, PR Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997.	26 funds consisting of 37 portfolios	None

José J. Villamil (81)	Director	Director since 2021	Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of	18 funds consisting of 29 portfolios	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council.

Vicente J. León (81)	Director	Director since 2021	Independent business consultant since 1999; former Member of the Board of Directors of Triple S Management Corporation; served as a consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm, from 2000 to 2001; Partner at KPMGLLP from 1981 to 1998.	18 funds consisting of 29 portfolios	None

*	The address of each Independent Director Nominee is UBS Trust Company of Puerto Rico, American International Plaza – Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.
**

Each Director serves until his or her successor is elected and qualified, or until his or her death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85.

***

The Affiliated Funds consist of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. (the “UBS Family of Funds”); and Puerto Rico Investors Tax-Free Fund, Inc.; Puerto Rico Investors Tax-Free Fund Inc. II; Puerto Rico Investors Tax-Free Fund III, Inc.; Puerto Rico Investors Tax-Free Fund IV, Inc.; Puerto Rico Investors Tax-Free Fund V, Inc.; Puerto Rico Investors Tax-Free Fund VI, Inc.; Puerto Rico Tax-Free Target Maturity Fund, Inc.; Puerto Rico Tax- Free Target Maturity Fund II, Inc.; and Puerto Rico Investors Bond Fund I (the “Co-Advised Family of Funds,” and together with the UBS Family of Funds, the “Affiliated Funds”). The UBS Family of Funds is managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust PR. The Co-Advised Family of Funds is co-advised by UBS Asset Managers and Popular Asset Management, a division of Banco Popular de Puerto Rico. Messrs. Pellot and Nido serve on the Board of Directors of the Affiliated Funds. Messrs. Villamil and León serve on the Board of Directors of each of the investment companies comprising the UBS Family of Funds.

Certain biographical and other information relating to the Directors whose terms of office did not expire in 2020, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five (5) years, the length of time served, the total number of Affiliated Funds overseen, and public directorships held.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Directors

Agustin Cabrer (72)	Director	Director since 2007	President of Starlight Development Group, Inc. from 1995 to 2014 (real estate	18 funds consisting of 29 portfolios	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
development); President of Antonio Roig Sucesores since 1995 (real estate development); Partner of Desarrollos Roig since 1995, Desarrollos Agrícolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development); Partner, Pennock Growers, Inc. since 1998; Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development); Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998; Director of TC Management from 2002 to 2013; Officer of Candelero Holdings & Management, Inc. from 2001 to 2013; 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer); former Member of the Board of Trustees of the University of Puerto Rico; Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer); President of Libra Government Building, Inc. since 1997; Partner of Cometa 74, LLC since 1998; Vice-President of Candelario Point Partners, Inc. since 1998; Officer of Marbella Development, Corp. from 2001 to 2014.

Clotilde Pérez (69)	Director	Director since 2009	Partner of Infogerencia, Inc. since 1985; Vice President Corporate Development Officer of V. Suarez & Co., Inc. since 1999; Member of the Board of Trustee of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc.; EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacan Fund of Funds Family.	26 funds consisting of 37 portfolios	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Interested Director

Carlos V. Ubiñas**** (66)	Director, Chairman of the Board of Directors, and President	Director since 2007 and President since 2015; Chairman of the Board of Directors since 2012	Chief Executive Officer since 2009, President since 2005 Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Incorporated of Puerto Rico since 2014; former Chief Operating Officer and Executive Vice President of UBS Financial Services Incorporated of Puerto Rico from 1989 to 2005.	18 funds consisting of 29 portfolios	None

Officers

Leslie Highley (74)	Senior Vice President	Senior Vice President since 2007	Managing Director of UBS Trust Company of Puerto Rico; Senior Vice-President of UBS Financial Services Incorporated of Puerto Rico; Senior Vice President of the Puerto Rico Investors Tax-Free Family of Funds; President of Dean Witter Puerto Rico, Inc. since 1989 and Executive Vice President of the Government Development Bank for Puerto Rico.	Not applicable	None

William Rivera (62)	First Vice President and Treasurer	First Vice President since 2007 and Treasurer since 2015	Executive Director of UBS Asset Managers since 2011; Director of UBS Asset Managers from 2006 to 2010; Assistant Portfolio Manager for UBS Asset Managers; First Vice President of Trading of UBS Trust PR since January 2002 and of UBS Financial Services Puerto Rico since 1987.	Not applicable	None

Javier Rodríguez (47)	Assistant Vice President and Assistant Treasurer	Assistant Vice President and Assistant Treasurer since 2007	Divisional Assistant Vice President, trader, and portfolio manager of UBS Trust PR since 2003; financial analyst with UBS Trust PR from 2002 to 2003; financial analyst with Popular Asset Management from 1998 to 2002.	Not applicable	None

Liana Loyola (59)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None

Cary Alsina (51)	Assistant Vice President	Assistant Vice President since 2019	Assistant Portfolio Manager and Analyst for UBS Asset Managers of Puerto Rico and Puerto Rico Investors Family of Funds since 2010; Account Vice President in UBS Financial Services of Puerto Rico from 2004 to 2010; Financial Advisor in Popular Securities from 2001 to 2004; First Vice President in Commercial Loans Division in Banco Popular de Puerto Rico from 1995 to 2001.	Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships

Heydi Cuadrado (39)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Trust Company since March 2012. Trader and Assistant Portfolio Manager for UBS Asset Managers of Puerto Rico since 2008. Joined UBS Trust Company in 2003.	Not applicable	None

Gustavo Romañach (45)	Assistant Vice President	Assistant Vice President since 2019	Director of UBS Asset Managers of Puerto Rico since 2013; Associate Director Portfolio analyst & trader of UBS Asset Managers of Puerto Rico since 2009; Assistant Vice-President of UBS Asset Managers of PR since 2003.	Not applicable	None

*	The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.
**

Each Director serves until his successor is elected and qualified, or until his death or resignation, or removal as provided in the Fund’s by-laws or charter or by statute, or until December 31 of the year in which he or she turns 85. Each officer is annually elected by and serves at the pleasure of the Board.

***	Affiliated Funds include the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).
****

Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

As of the Record Date, the Directors and officers of the Fund as a group own an aggregate of less than 1% of the Fund’s outstanding Shares. The Fund’s By-Laws define beneficial ownership to comprise all Shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all Shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of certain specified conditions).

The Board

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Fund’s investment adviser. The Independent Directors have designated Mr. Cabrer as the lead Independent Director. In that capacity, Mr. Cabrer generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended March 31, 2021, the Fund’s Board of Directors met seventeen (17) times. During that period, each of the Independent Directors then in office attended ninety-eight percent (98%) of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended March 31, 2021 amounted to $18,146.70.

Audit Committee

The Board of Directors has adopted an Audit Committee Charter. The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting and financial reporting policies and practices and to recommend to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Audit Committee is comprised solely by Independent Directors, consisting of Messrs. Cabrer, León, and Pellot. The Audit Committee is advised by independent legal counsel in connection with its duties. Since May 13, 2021, Mr. León has served as chairperson and financial expert of the Audit Committee.

The Audit Committee met eight (8) times during the fiscal year ended March 31, 2021. Each of the Independent Directors who were members of the Audit Committee during the fiscal year ended March 31, 2021, attended one hundred percent (100%) of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the Independent Directors then serving in such capacity for attendance at such meetings during the fiscal year ended March 31, 2021, amounted to $4,055.00.

The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from PricewaterhouseCoopers (“PwC”), independent auditors for the Fund. The Audit Committee has discussed with PwC its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. PwC meets the independence requirements under AICPA standards but is not independent from the Fund considering the independence rules of the Securities Exchange Commission (the “SEC”)

The Audit Committee also reviews and discusses the audit of the Fund’s financial statements with Fund management and PwC. If any material concerns arise during the course of the audit and the preparation of the audited financial statements mailed to stockholders and included in the Fund’s Annual Report to Shareholders, the Audit Committee would be notified by Fund management or PwC. The Audit Committee received no such notifications. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions are held throughout the year with PwC and Fund management to discuss any concerns the Independent Directors may have regarding the Fund. Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and PwC, the Audit Committee recommended to the Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders.

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, Messrs. Cabrer and Pellot, who are Independent Directors, and Mr. Ubiñas, who is an Interested Director.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating and Governance Committee

The Fund has a Nominating and Governance Committee comprised of three Independent Directors, who are Messrs. Cabrer, Nido, and Pellot. The principal responsibilities of the Nominating and Governance Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating and Governance Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating and Governance Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating and Governance Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating and Governance Committee. The Nominating and Governance Committee was formed on May 4, 2006. The Nominating and Governance Committee met three (3) times during the fiscal year ended March 31, 2021.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating and Governance Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub- adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the Securities and Exchange Commission (the “SEC”), do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC, since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Agustin Cabrer. Mr. Cabrer was the President of Starlight Development Group, Inc., a real estate development company, from 1995 to 2014. He is also the President of Antonio Roig Sucesores since 1995 (real estate development), a Partner of Desarrollos Roig since 1995, Desarrollos Agricolas del Este S.E. since 1995, and El Ejemplo, S.E. since 1995 (real estate development). He is also a Partner, Pennock Growers, Inc. since 1998, Partner and Managing Director of RERBAC Holdings, LLP since 2004 (real estate development), Director of V. Suarez & Co. since 2002, V. Suarez Investment Corporation since 2002, V. Suarez International Banking Entity, Inc. since 2002, Villa Pedres, Inc. since 2002, and Caparra Motor Service since 1998, Director of TC Management from 2002 to 2013, Officer of Candelero Holdings & Management, Inc. from 2001 to 2013, 100% owner, President and Registered Principal (Agent) of Starlight Securities Inc. since 1995 (registered broker-dealer), former Member of the Board of Trustees of the University of Puerto Rico, Partner and Officer of Grupo Enersol, LLC since 2013 (solar photovoltaic developer), President of Libra Government Building, Inc. since 1997, Partner of Cometa 74, LLC since 1998, Vice-President of Candelario Point Partners, Inc. since 1998 and Officer of Marbella Development, Corp. from 2001 to 2014.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Clotilde Pérez. Ms. Perez has been a Partner of Infogerencia, Inc. since 1985; Vice President Corporate Development Officer of V. Suarez & Co., Inc. since 1999; Member of the Board of Trustee of the University of the Sacred Heart since 2005; Member of the Board of Directors of Campofresco Corp. since 2012; former Member of the Board of Directors of Grupo Guayacan, Inc.; EnterPrize, Inc. and Puerto Rico Venture Forum from 1999 to 2013; General Partner of the Guayacan Fund of Funds Family.

Carlos V. Ubiñas. Mr. Ubiñas has been the Chief Executive Officer of UBS Financial Services Incorporated of Puerto Rico since 2009. He has also been the President of UBS Financial Services Incorporated of Puerto Rico since 2005 and the Managing Director, Head Asset Management and Investment Banking of UBS Financial Services Incorporated of Puerto Rico since 2014. He is the former Chief Operating Officer and Executive Vice President of UBS Financial Services Incorporated of Puerto Rico from 1989 to 2005.

Vicente J. León. Mr. León has been an Independent Director of the Funds since 2021, he oversees 18 funds consisting of 29 portfolios. For the past five years, Mr. León has had the following positions: Independent business consultant since 1999; former Member and Vice Chairman of the Board of Directors of Triple S Management Corp. from 2000 to 2012; former consultant with Falcón Sánchez and Associates, a Certified Public Accounting Firm; former Partner at KPMG LLP.

José J. Villamil. Mr. Villamil is Chairman of the Board and Chief Executive Officer of Estudios Técnicos, Inc.; Member of the Board of Governors of United Way of Puerto Rico; Chairman of the Puerto Rico Manufacturer’s Association’s Committee on Competitiveness; Chairman of the Board of BBVA-PR from 1998 to 2012; founding Director of the Puerto Rico Community Foundation and the Aspen Institute’s Non-Profit Sector Research Fund; former Member of the New York Federal Reserve Bank’s Community Affairs Roundtable; former President of the Puerto Rico Chamber of Commerce, as well as former Chairman of its Economic Advisory Council; former President of the Inter-American Planning Society; former President of the Puerto Rico Economics Association; former Chairman of the Puerto Rico-2025 Commission (formerly, Alianza para el Desarrollo); former Chairman of the Commission on the Economic Future of Puerto Rico; former professor of the Economics Department of the University of Pennsylvania’s Wharton School and Graduate School of Arts and Sciences and former Professor of Planning at the University of Puerto Rico. Mr. Villamil has served on numerous Boards such as, the Boards of the Ponce School of Medicine, St. John’s School and the Ana G. Méndez University System, the Board of the National Puerto Rican Coalition in Washington, and on the Board of Economists of Hispanic Business. In 2009, Mr. Villamil was appointed as a Member of the Economic Advisory Council as well as Chairman of the Strategic Planning Committee of the State Human Resources and Occupational Development Council; Director of UBS Family of Funds from 2013-2019.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and administrator. The Directors are responsible for overseeing the Fund’s service providers and thus have oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, stockholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of a committee thereof. The Independent Directors do not receive retirement or other benefits as part of their compensation.

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Agustín Cabrer	$6,809.54	None	None	$120,481.00
Carlos Nido	$4,309.54	None	None	$105,596.00
Clotilde Pérez	$4,273.75	None	None	$112,396.00
José J. Villamil	$0	None	None	$0
Luis M. Pellot	$6,809.50	None	None	$152,031.00
Vicente J. León	$0	None	None	$0
Interested Director
Carlos V. Ubiñas	$0	None	None	$0

(1)	Amount for the fiscal year ended March 31, 2021.
(2)

Amount for the calendar year ended December 31, 2020 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. Affiliated Funds include the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

The Fund, its Board of Directors, and certain executive officers are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities beneficially owned by each director as of December 31, 2020:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Agustín Cabrer	0	0
Carlos Nido	$51,303.20	$51,303.20

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Clotilde Pérez	0	0
José J. Villamil	0	0
Luis M. Pellot	0	0
Vicente J. León	0	0

Interested Director
Carlos V. Ubiñas	0	0

(1)	Affiliated Funds include the UBS Family of Funds and the Co-Advised Family of Funds (as defined above).

As of June 9, 2021, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the Investment Adviser, principal or indirectly controlling, controlled by, or under common control with such entities.

Required Vote

In the election of Directors of the Fund, those candidates receiving the highest number of votes cast at the Meeting in which a quorum is present, shall be elected to such positions.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND TO SERVE UNTIL THE END OF THEIR RESPECTIVE TERM OR UNTIL THEIR SUCCESSORS ARE ELECTED AND QUALIFIED.

PROPOSAL 2: TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE FUND’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2022.

Change in Independent Auditors. On or about May 2021 and in view of the Fund’s registration under the 1940 Act prior to May 24, 2021, PwC notified the Fund that, notwithstanding the fact that it met the independence requirements under AICPA standards, it was not independent from the Fund considering SEC independence rules and would not be available to continue to serve as the Fund’s independent auditors. Consequently, the Audit Committee completed a competitive process to review the appointment of the Fund’s independent registered public accounting firm for the 2021-2022 fiscal year. As a result of this process and following careful deliberation, on or about May 2021, the Fund selected E&Y as its independent registered public accounting firm, subject to E&Y’s completion of its standard client acceptance procedures.

PwC’s audit reports on the Fund’s financial statements for the two (2) fiscal years prior to PwC’s tenure did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. During the two (2) fiscal years prior to PwC’s tenure, and during the subsequent interim period through May 2021, (i) there were no disagreements with PwC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure which, if not resolved to PwC’s satisfaction, would have caused PwC to make reference to the subject matter in connection with their reports on the Fund’s financial statements for such years; and (ii) there were no reportable events, within the meaning set forth in
Item 304(a)(1)(v) of Regulation S-K.

In addition, during the two (2) fiscal years prior to PwC’s tenure, and during the subsequent interim period through May 2021, neither the Fund, nor any party on the Fund’s behalf, consulted E&Y with respect to (i)

the application of accounting principles to a specified transaction, either completed or proposed, or the type of the audit opinion that might be rendered on the Fund’s financial statements, and no written report or oral advice was provided to the Fund that E&Y concluded was an important factor considered by the Fund in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) any matter that was subject to any disagreement, as defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions thereto, or a reportable event within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

E&Y, with offices located at 273 Ponce de Leon Avenue, 1000 Scotiabank Plaza, San Juan, Puerto Rico 00918, has been selected by the Fund’s Audit Committee, which selection has been ratified by a vote of the Board of Directors, including a majority of the Independent Directors, to serve as the Fund’s independent auditors for the fiscal year ending March 31, 2022. The Board of Directors is asking the Shareholders to ratify this selection. Although ratification is not required by the Fund’s By-Laws or otherwise, the Board of Directors is submitting the selection of E&Y to the Shareholders for ratification as a matter of good corporate practice. If the selection is not ratified, the Audit Committee will consider whether it is appropriate to select another registered public accounting firm. Even if the selection is ratified, the Audit Committee in its discretion may select a different registered public accounting firm at any time during the year, if it determines that such a change would be in the best interests of the Fund and its Shareholders.

E&Y has advised the Fund that it is independent with respect to the Fund, in accordance with the applicable requirements of the American Institute of Certified Public Accountants and the SEC. Representatives of E&Y are expected to be present at the Meeting, to answer any questions from Shareholders and will be given the opportunity to make a statement if they so desire.

Audit Fees. For the fiscal years ended March 31, 2021 and March 31, 2020, PwC billed the Fund aggregate fees of $36,873.00 and $36,873.00, respectively, for professional services rendered for the audit of the Fund’s annual financial statements and review of financial statements included in the Fund’s annual report to stockholders.

Audit-Related Fees. For the fiscal years ended March 31, 2021 and March 31, 2020, PwC billed the Fund aggregate fees of $9,600.00 and $9,600.00, respectively, for assurances and related services that are reasonably related to the performance of the audit or review of the Fund’s financial statements and are not reported under the section Audit Fees above. Audit-Related Fees represent $48,000.00 as requested by the Fund’s Audit Committee.

Tax Fees. For the fiscal years ended March 31, 2021 and March 31, 2020, PwC billed the Fund aggregate fees of $3,344.00 and $3,344.00, respectively, for professional services rendered for tax compliance, tax advice, and tax planning. The nature of the services comprising the Tax Fees was the review of the Fund’s income tax returns and tax distribution requirements.

All Other Fees. For the fiscal years ended March 31, 2021 and March 31, 2020, PwC did not bill the Fund any fees for products and services other than those disclosed above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All the audit and tax services described above for which PwC billed the Fund fees for the fiscal years ended March 31, 2021 and March 31, 2020 were pre-approved by the Audit Committee. For the fiscal years ended March 31, 2021 and March 31, 2020, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by PwC.

PwC did not bill any non-audit fees for services rendered to the Fund’s investment adviser, or any entity controlling, controlled by, or under the common control with the investment adviser that provides ongoing services to the Fund, for the fiscal years ended March 31, 2021 and March 31, 2020.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended March 31, 2021, with management of the Fund and with PwC. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from PwC, independent auditors for the Fund. The Audit Committee has discussed with PwC its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. PwC meets the independence requirements under AICPA standards but is not independent from the Fund considering SEC independence rules. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with PwC and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or PwC if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to stockholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended March 31, 2021, as of the date of this Proxy Statement.

Agustín Cabrer, Member of the Audit Committee

Luis M. Pellot, Member of the Audit Committee

Vicente J. León, Chairperson of the Audit Committee

Required Vote

Ratification of the selection of E&Y as the Fund’s independent auditors requires the affirmative vote of a majority of the votes cast by Shareholders present or represented at the Meeting in which a quorum is present.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR” THE PROPOSAL TO RATIFY THE SELECTION OF ERNST & YOUNG LLP AS THE FUND’S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING MARCH 31, 2022.

ADDITIONAL INFORMATION

Broker Non-Votes and Abstentions

Proxies that are returned to the Fund but are accompanied by instructions to withhold authority to vote or on which a broker has declined to vote (a “broker non-vote”), that is, a proxy from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other person entitled to vote Shares on a particular matter with respect to which the broker or nominee does not have discretionary power or a proxy that is unmarked or marked with an abstention (collectively, “abstentions”), will be considered to be present at the Meeting for purposes of determining a quorum. Abstentions and broker non-votes will not be counted as votes cast.

Unless instructions to the contrary are marked thereon, a proxy will be voted FOR the election of the Director Nominees and FOR the ratification of E&Y as independent auditors of the Fund for the fiscal year ending March 31, 2022. The election of Directors (PROPOSAL 1) requires that the nominee receive the highest number of votes cast at the Meeting. The ratification of E&Y as the Fund’s independent auditors (PROPOSAL 2) requires the affirmative vote of a majority of the votes cast at the Meeting.

Investment Adviser, Administrator, and Principal Underwriter

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Trust PR serves as the Fund’s administrator. UBS Trust PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Financial Services Puerto Rico serves as the Fund’s principal underwriter. UBS Financial Services Puerto Rico is located at 250 Muñoz Rivera Avenue, American International Plaza, Penthouse Floors, San Juan, Puerto Rico 00918.

OTHER MATTERS TO COME BEFORE THE MEETING

The Directors do not intend to present any other business at the Meeting nor are they aware that any Shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

SHAREHOLDER PROPOSALS

As provided for in the Fund’s By-Laws, at any annual or special meeting of Shareholders, proposals by Shareholders and persons nominated for election as Directors by Shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any Shareholder in the name of any person to be nominated by the Shareholder for election as a Director of the Fund at any meeting of Shareholders, shall be delivered to the Fund’s Secretary at its principal office no less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. Any Shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such Shareholder favors the proposal and setting forth such Shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such Shareholder, and any material interest of such Shareholder in the proposal (other than as a Shareholder). Any Shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such Shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such Shareholder. The person presiding at the meeting, in addition to making any other determinations that may be appropriate to the conduct of the meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s office or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETING ARE THEREFORE URGED TO COMPLETE, SIGN, DATE, AND RETURN THE PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED ENVELOPE.

In San Juan, Puerto Rico, this 16th day of June, 2021.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JULY 29, 2021

To the Shareholders of the Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders of the Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund V, Inc. and hereinafter referred to as the “Fund”), will be held virtually on July 29, 2021, at 2:00 PM, for the following purposes:

1.	To elect four (4) directors of the Fund (PROPOSAL 1);

2.	To ratify the selection by the Audit Committee of the Board of Directors of Ernst & Young LLP, as the Independent Auditors of the Fund for the fiscal year ending March 31, 2022 (PROPOSAL 2); and

3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

The Fund and its management are sensitive to the health and travel concerns of the Fund’s shareholders and the evolving recommendations from public health officials. Due to the difficulties arising from the novel coronavirus pandemic (“COVID-19”), the Annual Meeting will be conducted virtually. Holders of shares of the Fund’s common stock (the “Shares”) as of the close of business on June 9, 2021 (each, a “Shareholder”) may elect to attend the Meeting virtually or vote by proxy on all matters to be considered thereat, as indicated in the Fund’s Proxy Documentation previously transmitted to all Shareholders. Because you own your Shares in certificate form or through your Puerto Rico Individual Retirement Account, you may attend the Meeting but may only vote your Shares by submitting your proxy in advance, and following the instructions included in the Fund’s Proxy Documentation. Any Shareholder wishing to attend the Meeting must transmit their full name and residential and email addresses to the following email address: sh-ubsrepurchase@ubs.com. Upon receipt of such information, you will be sent an email containing instructions on how to attend the Meeting by accessing the meeting website https://viewproxy.com/ubs/broadridgevsm/ (the “Meeting Website”). Please visit the Meeting Website no later than 5:00 p.m. Eastern Time on July 23, 2021 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. Broadridge will then e-mail you the meeting login information and instructions for attending and voting at the Meeting.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO PARTICIPATE IN THE ANNUAL MEETING, WE ASK THAT YOU PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE WHICH NEEDS NO POSTAGE. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 16th day of June, 2021.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

FOR USE WITH RESPECT TO INVESTMENTS THROUGH PUERTO RICO INDIVIDUAL RETIREMENT ACCOUNTS

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane Doe

Custodial of Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr.	John B. Smith
(2) John B. Smith	John B. Smith, Jr., Executor

FOR USE WITH RESPECT TO INVESTMENTS THROUGH PUERTO RICO INDIVIDUAL RETIREMENT ACCOUNTS

Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY

The undersigned hereby appoints Mr. William Rivera. and Mr. Javier Rodriguez as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of Common Stock of the Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc., a Puerto Rico corporation (formerly known as the Puerto Rico Fixed Income Fund V, Inc. and hereinafter referred to as the “Fund”), which the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held virtually on July 29, 2021 at 2:00 PM, or at any adjournment thereof, with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the meeting.

THERE WILL BE NO PHYSICAL MEETING, AND YOU WILL NOT BE ABLE TO ATTEND THE MEETING IN PERSON. Holders of shares of the Fund’s common stock (the “Shares”) as of the close of business on June 9, 2021 (each, a “Shareholder”) may elect to attend the Meeting virtually or vote by proxy on all matters to be considered thereat, as indicated in the Fund’s Proxy Documentation previously transmitted to all Shareholders. Because you own your Shares in certificate form or through your Puerto Rico Individual Retirement Account, you may attend the Meeting but may only vote your Shares by submitting your proxy in advance, and following the instructions included in the Fund’s Proxy Documentation. Any Shareholder wishing to attend the Meeting must transmit their full name and residential and email addresses to the following email address: sh-ubsrepurchase@ubs.com. Upon receipt of such information, you will be sent an email containing instructions on how to attend the Meeting by accessing the meeting website https://viewproxy.com/ubs/broadridgevsm/ (the “Meeting Website”). Please visit the Meeting Website no later than 5:00 p.m. Eastern Time on July 23, 2021 to register. In order to ensure the identity of all Meeting participants, the Fund will be unable to grant access to the Meeting Website to any person who has not completed the registration process. Whether or not you plan to attend the Meeting virtually, you can only vote by submitting your proxy in advance.

1.

To elect the following nominees as members of the Fund’s Board of Directors, whether by cumulative voting or otherwise, each such nominee to serve until the end of their term as provided below or until their successors are elected and qualified.

Name	Expiration of Term	Class
Luis Pellot	2024	Class III
Carlos Nido	2024	Class III
Jose J. Villamil	2023	Class II
Vicente León	2022	Class I

2.	To ratify the selection of Ernst & Young LLP as the independent auditors of the Fund for the fiscal year ending March 31, 2022.

3.	To transact such other business as may properly come before the meeting or any continuation or adjournment thereof.

FOR USE WITH RESPECT TO INVESTMENTS THROUGH PUERTO RICO INDIVIDUAL RETIREMENT ACCOUNTS

1.     To elect the nominee listed above as member of the Fund’s Board of Directors (Check one box).

~ WITH AUTHORITY to vote for the nominee listed above (except as marked below):

~ WITHOUT AUTHORITY as to the following nominees:

With respect to the election of nominees, you may vote “With Authority” or “Without Authority” to vote for each of the nominees for the Board. If you vote “Without Authority” to vote with respect to one or more nominees, your vote will have no effect on the election of any such nominee. Broker non-votes will have no effect on the election of the nominees.

2.     To ratify the selection of Ernst & Young LLP, as independent auditors of the Fund for the fiscal year ending March 31, 2022 (Check one box).

~    FOR                 ~    AGAINST                 ~    ABSTAIN

With respect to the ratification of the of the independent auditors, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, IT IS INTENDED THAT SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NAMED NOMINEES AND FOR THE OTHER PROPOSALS SPECIFIED HEREIN.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on July 29, 2021, and the accompanying Proxy Statement.

WITNESS the signature of the undersigned this      day of             , 2021.

(Name of Shareholder)

(Signature)

(Title, if applicable)

FOR USE WITH RESPECT TO INVESTMENTS THROUGH PUERTO RICO INDIVIDUAL RETIREMENT ACCOUNTS